Exhibit 99.1

Form of Convertible Note

THIS CONVERTIBLE NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS CONVERTIBLE NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. HOLDER SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

CONVERTIBLE NOTE
OF
INFERX CORPORATION

No. ____________

$	Made as of March _, 2008

WHEREAS, to provide the Company with additional funds to conduct its business,                       , a Delaware limited partnership (the "Holder"), is willing to purchase from InferX Corporation, a Delaware corporation (the “Company”), and the Company is willing to issue and sell to the Holder, on the terms and subject to the conditions set forth herein, a Convertible Note in the principal amount of $         , convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in accordance with its terms. As further inducement for the Holder to purchase the aforementioned Convertible Note, the Company is willing to issue to the Holder shares of its Common Stock as described below.

NOW, THEREFORE, in consideration of the mutual covenants of the parties hereto, and for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereby agree as follows:

The Company hereby promises to pay to the Holder, or its registered assigns, on March __, 2010 (the “Maturity Date”), the principal sum of $          (the “Principal Amount”), or such lesser amount as shall then equal the outstanding principal amount hereunder, together with interest on the unpaid principal balance equal to 9.9%, computed on the basis of the actual number of days elapsed and a year of 365 days from the date of this Convertible Note unless the Principal Amount and all interest accrued thereon and all other amounts owed hereunder are converted, as provided in Section 6 hereof. All payments received by the Holder hereunder will be applied first to costs of collection, if any, then to interest and the balance to principal. Principal and interest shall be payable in lawful money of the United States of America.

The Company has issued and herewith delivers to the Holder, in consideration of its purchase of the Convertible Note,           shares of its Common Stock.

This Convertible Note may be prepaid in whole or in part subject to a prepayment penalty of 25% of the amount prepaid.

The following is a statement of the rights of the Holder and the conditions to which this Convertible Note is subject, and to which the Holder hereof, by the acceptance of this Convertible Note, agrees:

1. DEFINITIONS. The following definitions shall apply for all purposes of this Convertible Note:

1.1 “Closing” means the date on which the purchase and sale of the Convertible Note occurs, or March __, 2008.

1.2 “Company” means the “Company” as defined above and includes any corporation which shall succeed to or assume the obligations of the Company under this Convertible Note.

1.3 “Common Stock” means the shares of the Company’s common stock, $0.0001 par value per share.

1.5 “Conversion Price” means a discount of 50% to the closing bid price of the Common Stock on the date of conversion.

1.4 “Conversion Stock” means Common Stock. The number of shares of Conversion Stock are subject to adjustment as provided herein.

1.5 “Convertible Note” means this Convertible Note.

1.6 “Holder” means any person who shall at the time be the registered Holder of this Convertible Note.

1.7 “Financing“ means the sale by the Company of its shares of Common Stock for not less than $500,000.

1.8 “Registration” has the meaning set forth in Section 11.

1.9 “Security Agreement” has the meaning set forth in Section 12.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Holder that the statements in the following paragraphs of this Section 2 are all true and complete as of immediately prior to the Closing:

2.1 Organization, Good Standing and Qualification. The Company has been duly incorporated and organized, and is validly existing in good standing, under the laws of the State of Delaware. The Company has the corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted and as presently proposed to be conducted.

2.2 Due Authorization. All corporate action on the part of the Company’s directors and shareholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under the Convertible Note has been taken or will be taken prior to the Closing, and the Convertible Note when executed and delivered, will constitute, a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditor’s rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

2.3 Corporate Power. The Company has the corporate power and authority to execute and deliver this Convertible Note to be purchased by the Holder hereunder, to issue the Convertible Note and to carry out and perform all its obligations under the Convertible Note.

2.4 Valid Issuance. The Convertible Note, the shares of Common Stock issued at Closing as an equity kicker and the Conversion Shares, when issued, sold and delivered in accordance with the terms of this Convertible Note for the consideration provided for herein, will be duly and validly issued, fully paid and nonassessable.

2.5 Securities Law Compliance. Based in part on the representations made by the Holder in Section 3 hereof, the offer and sale of the Convertible Note solely to the Holder in accordance with the terms herein are exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the securities registration and qualification requirements of the currently effective provisions of the securities laws of the states in which the Holder is a resident based upon the address set forth herein.

2.6 SEC Reports. The Company has filed all forms, reports, schedules, registration statements, proxy statements, and other documents (including any document required to be filed as an exhibit thereto) required to be filed by the Company with the Securities and Exchange Commission (“SEC”) since October 27, 2006. All such required forms, reports, schedules, registration statements, proxy statements and other documents (including those that the Company may file subsequent to the date hereof) are referred to herein as the “SEC Reports.” As of their respective dates, the SEC Reports (including any financial statements or schedules included or incorporated by reference therein) (i) were prepared in all material respects in accordance with the requirements of the 1933 Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the case may be, and the rules and regulations of the SEC thereunder applicable to such SEC Reports and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, there has not been any Material Adverse Effect with respect to the Company that would require disclosure under the Securities Act.

3. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF HOLDER. Holder hereby represents and warrants to, and agrees with, the Company, that:

3.1 Authorization. This Convertible Note constitutes such Holder’s valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. Holder represents that such Holder has full power and authority to enter into this Convertible Note.

3.2 Purchase for Own Account. The Convertible Note and the shares of the Company’s Common Stock issuable upon conversion of this Convertible Note (collectively, the “Securities”) are being acquired for investment for Holder’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and such Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

3.3 Disclosure of Information. Such Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Securities. Such Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Holder or to which such Holder had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 2.

3.4 Investment Experience. Such Holder understands that the purchase of the Securities is highly speculative and involves substantial risk. Such Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect the Holder’s own interests and the ability to bear the economic risk of this investment.

3.5 Restricted Securities. Such Holder understands that the Securities are characterized as “restricted securities” under the 1933 Act and Rule 144 promulgated thereunder inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, such Holder is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. Such Holder understands that the Company is under no obligation to register any of the securities sold hereunder. Such Holder understands that no public market now exists for any of the Securities and that it is uncertain whether a public market will ever exist for the Securities.

4. FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, such Holder further agrees not to make any disposition of all or any portion of the Securities unless and until:

4.1 there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

4.2 such Holder shall have notified the Company of the proposed disposition, and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, at the expense of such Holder or its transferee, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the 1933 Act.

Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be required: (i) for any transfer of any Convertible Note or Conversion Stock in compliance with Rule 144 or Rule 144A; (ii) for any transfer of any Convertible Note or Conversion Stock by an Holder that is a partnership or a corporation to (A) a partner of such partnership or shareholder of such corporation, (B) a controlled affiliate of such partnership or corporation, (C) a retired partner of such partnership who retires after the date hereof, (D) the estate of any such partner or shareholder; or (iii) for the transfer by gift, will or in testate succession by any Holder to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing; provided that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Section 4 to the same extent as if the transferee were an original Holder hereunder.

5. LEGENDS. Such Holder understands and agrees that the certificates evidencing the Securities will bear legends substantially similar to those set forth below in addition to any other legend that may be required by applicable law, by the Company’s Certificate of Incorporation or Bylaws, or by any agreement between the Company and such Holder:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. HOLDERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed by the Company from any certificate evidencing the Securities upon delivery to the Company of an opinion of counsel, reasonably satisfactory to the Company, that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale (other than pursuant to Rule 144 or Rule 145 under the 1933 Act) without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Securities.

6. CONVERSION.

6.1 Optional Conversion by Holder; Prepayment. Unless converting in connection with a Financing, upon the request of the Holder, this Convertible Note may be converted, in whole but not in part, into that number of shares of Common Stock equal to (a) the outstanding principal and accrued interest under this Convertible Note divided by (b) the Conversion Price. In the event of a Financing, the Holder shall have the option to convert this Convertible Note into that number of shares of common stock equal to (a) the outstanding principal and accrued interest under this Convertible Note divided by (b) a discount of 20% to the price per share at which the Company sells its Commons Stock in the Financing.

If the Holder elects to convert a portion of the Convertible Note and, on the day that the election is made, the price per share of the Company’s Common Stock is below $0.__, the Company shall have the right to prepay that portion of the Convertible Note that the Holder elected to convert, plus any accrued and unpaid interest, at 125% of such amount. In the event that the Company elects to prepay that portion of the Convertible Note, the Holder shall have the right to withdraw its Conversion Notice.

6.2 Termination of Rights. All rights with respect to this Convertible Note shall terminate upon the issuance of shares of the Conversion Stock upon conversion of this Convertible Note, whether or not this Convertible Note has been surrendered. Notwithstanding the foregoing, Holder agrees to surrender this Convertible Note to the Company for cancellation as soon as is possible following conversion of this Convertible Note. The Holder shall not be entitled to receive the stock certificate representing the shares of Conversion Stock to be issued upon conversion of this Convertible Note until the original of this Convertible Note is surrendered to the Company and the agreements referenced in this Section 6 have been executed and delivered to the Company.

6.3 Issuance of Conversion Stock. As soon as practicable after conversion of this Convertible Note, the Company at its expense will cause to be issued in the name of and delivered to the Holder, a certificate or certificates for the number of shares of Conversion Stock to which the Holder shall be entitled upon such conversion (bearing such legends as may be required by applicable state and federal securities laws in the opinion of legal counsel of the Company, by the Company’s Certificate of Incorporation or Bylaws, or by any agreement between the Company and the Holder), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Convertible Note. Such conversion shall be deemed to have been made, if made under Section 6.1 or 6.2 above, immediately prior to the close of business on the date that this Convertible Note shall have been surrendered for conversion, accompanied by written notice of election to convert. No fractional shares will be issued upon conversion of this Convertible Note. If upon any conversion of this Convertible Note(and all other Convertible Notes held by the same Holder, after aggregating all such conversions), a fraction of a share would otherwise result, then in lieu of such fractional share the Company will pay the cash value of that fractional share, calculated on the basis of the applicable Conversion Price.

7. DEFAULT; ACCELERATION OF OBLIGATION. The Company will be deemed to be in default under this Convertible Note and the outstanding unpaid principal balance of this Convertible Note, together with all interest accrued thereon, will immediately become due and payable in full, without the need for any further action on the part of Holder, upon the occurrence of any of the following events (each an “Event of Default”): (a) failure to make payment of principal and interest when due under this Convertible Note; (b) upon the filing by or against the Company of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors; provided, however, with respect to an involuntary petition in bankruptcy, such petition has not been dismissed within ninety (90) days after the filing of such petition; or (c) upon the execution by the Company of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of the Company’s assets or property

8. REMEDIES ON DEFAULT; ACCELERATION. Upon any Event of Default, the Holder will have, in addition to its rights and remedies under this Convertible Note, full recourse against any real, tangible or intangible assets of the Company, and may pursue any legal or equitable remedies that are available to Holder, and may declare the entire unpaid principal amount of this Convertible Note and all unpaid accrued interest under this Convertible Note to be immediately due and payable in full.

9. ADJUSTMENT PROVISIONS. The number and character of shares of Conversion Stock issuable upon conversion of this Convertible Note (or any shares of stock or other securities or property at the time receivable or issuable upon conversion of this Convertible Note) and the Conversion Price therefor are subject to adjustment upon occurrence of the following events between the date this Convertible Note is issued and the date it is converted:

9.1 Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc. If the conversion is made under Section 6.1 or 6.2 above, the Conversion Price of this Convertible Note and the number of shares of Conversion Stock issuable upon conversion of this Convertible Note(or any shares of stock or other securities at the time issuable upon conversion of this Convertible Note) shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Conversion Stock (or such other stock or securities).

9.2 Adjustment for Other Dividends and Distributions. In case the Company shall make or issue, or shall fix a record date for the determination of eligible Holders entitled to receive, a dividend or other distribution payable with respect to the capital stock that is payable in (a) securities of the Company (other than issuances with respect to which adjustment is made under Section 10.1), or (b) assets (other than cash dividends paid or payable solely out of retained earnings), then, and in each such case, the Holder, upon conversion of this Convertible Note at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Conversion Stock issuable upon such exercise prior to such date, the securities or such other assets of the Company to which the Holder would have been entitled upon such date if the Holder had converted this Convertible Note immediately prior thereto (all subject to further adjustment as provided in this Convertible Note).

9.3 Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or of any other corporation the stock or other securities of which are at the time receivable on the conversion of this Convertible Note), after the date this Convertible Note, or in case, after such date, the Company (or any such corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation and then distribute the proceeds to its shareholders, then, and in each such case, the Holder, upon the conversion of this Convertible Note (as provided in Section 6) at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Convertible Note prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if the Holder had converted this Convertible Note immediately prior thereto, all subject to further adjustment as provided in this Convertible Note, and the successor or purchasing corporation in such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation’s obligations under this Convertible Note; and in each such case, the terms of the Convertible Note shall be applicable to the shares of stock or other securities or property receivable upon the conversion of this Convertible Note after the consummation of such reorganization, consolidation, merger or conveyance.

10. NOTICE OF ADJUSTMENTS. The Company shall promptly give written notice of each adjustment or readjustment of the Conversion Price or the number of shares of Conversion Stock or other securities issuable upon conversion of this Convertible Note. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

11. PIGGYBACK REGISTRATION RIGHTS. If the Company decides to register any of its shares of Common Stock or securities convertible into or exchangeable for Common Stock under the 1933 Act (a “Registration”) on a form that is suitable for an offering of shares of Common Stock by the Company or by third parties and that is not a registration solely to implement an employee benefit plan on SEC Form S-8 (or successor form), a registration statement on SEC Form S-4 (or successor form) or a transaction to which Rule 145 or any other similar rule of the SEC is applicable, the Company shall give written notice to the Holder of its intention to effect such a Registration. The Company shall use its commercial best efforts to include all of the Conversion Shares in such Registration.

12. SECURITY INTEREST. Simultaneously with the execution of this Agreement, the Company and Investor will execute a Security Agreement in the form attached hereto as Exhibit A (the “Security Agreement”) that provides Investor with a first lien to the Company’s software. Simultaneously with its receipt of the Note’s purchase price, the Company will file all such financing statements and other documents as are necessary to perfect the Investor’s security interest in the Company’s software granted under the Security Agreement.

12. NO CHANGE NECESSARY. The form of this Convertible Note need not be changed because of any adjustment in the Conversion Price or in the number of shares of Conversion Stock issuable upon its conversion.

13. RESERVATION OF STOCK. If at any time the number of shares of Conversion Stock or other securities issuable upon conversion of this Convertible Note shall not be sufficient to effect the conversion of this Convertible Note, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Conversion Stock or other securities issuable upon conversion of this Convertible Note as shall be sufficient for such purpose.

14. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. This Convertible Note does not by itself entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of conversion of this Convertible Note, no provisions of this Convertible Note, and no enumeration herein of the rights or privileges of the Holder, shall cause the Holder to be a shareholder of the Company for any purpose.

15. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Convertible Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under this Convertible Note against wrongful impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and nonassessable shares of Conversion Stock upon the conversion of this Convertible Note.

16. PREPAYMENT. The Company may at any time, without penalty, upon at least five (5) days’ advance written notice to the Holder, prepay in whole or in part the unpaid balance of this Convertible Note. All payments will first be applied to the repayment of accrued fees and expenses, then to accrued interest until all then outstanding accrued interest has been paid, and then shall be applied to the repayment of principal.

16. RELEASE. In consideration of the Company agreeing to pay the Principal Amount plus interest thereon as set forth above, the Company executing this Agreement and other undertakings provided for herein, the sufficiency of which are hereby acknowledged, the Holder, on behalf of itself, its successors, agents, affiliates, and assigns, does hereby fully, finally and unconditionally release and forever discharge the Company, its affiliates, subsidiaries, parent companies or other related companies, and its past and present directors, officers, agents, representatives, and employees, from and waive and release all actions, causes of action, lawsuits, appeals, claims, charges, complaints, debts, obligations, demands, rights, grievances, promises, liability, damages, costs and/or fees whatsoever in law or equity that the Holder had, now has, or may have against the Company and its past and present officers, directors, agents, representatives and employees, arising from or in connection with the Holder’s investment in, service as an officer in or association in any way with the Company, enforceable under any local, state or federal statute, regulation or ordinance, or under the common law of the United States, or of any of the states.

17. WAIVERS. The Company and all endorsers of this Convertible Note hereby waive notice, presentment, protest and notice of dishonor.

18. ATTORNEYS’ FEES. In the event any party is required to engage the services of any attorneys for the purpose of enforcing this Convertible Note, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Convertible Note, including attorneys’ fees.

19. TRANSFER. Neither this Convertible Note nor any rights hereunder may be assigned, conveyed or transferred, in whole or in part, without the Company’s prior written consent, which the Company may withhold in its sole discretion. The rights and obligations of the Company and the Holder under this Convertible Note shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

20. GOVERNING LAW; JURISDICTION; VENUE. This Convertible Note shall be governed by and construed under the internal laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, without reference to principles of conflict of laws or choice of laws.

21. HEADINGS. The headings and captions used in this Convertible Note are used only for convenience and are not to be considered in construing or interpreting this Convertible Note. All references in this Convertible Note to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

22. NOTICES. Unless otherwise provided, any notice required or permitted under this Convertible Note shall be given in writing and shall be deemed effectively given (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries when addressed to the party to be notified at the address indicated for such party below:

If to the Company:	InferX Corporation 1600 International Drive Suite 100 McLean, VA 22102 Attn: Scott Parliament, CFO
With a copy to:	Seyfarth Shaw LLP 815 Connecticut Avenue, N.W., Suite 500 Washington, D.C. 20006-4004 Attn: Ernest Stern, Esq.

If to the Holder
23. AMENDMENTS AND WAIVERS. Any term of this Convertible Note may be amended, and the observance of any term of this Convertible Note may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section shall be binding upon the Holder, each future Holder of such securities, and the Company.

24. SEVERABILITY. If one or more provisions of this Convertible Note are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Convertible Note and the balance of the Convertible Note shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

25. RECITALS. The parties acknowledge the accuracy of the Recitals and incorporate the Recitals into and make them a part of this Agreement.

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IN WITNESS WHEREOF, the Company has caused this Convertible Note to be signed in its name as of the date first above written.

INFERX CORPORATION

By:

	Name:	Scott Parliament

	Title:	CFO
AGREED AND ACKNOWLEDGED:

THE HOLDER
By:

Name: Its:

EXHIBIT A

SECURITY AGREEMENT